UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


              Date of Event Requiring Report: November 15, 2003
                                             -------------------


                          INTERNATIONAL WIRELESS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


           Maryland                     000-27045                36-4286069
----------------------------    ------------------------   ------------------
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                         Identification No.)


                              110 Washington Avenue
                              North Haven, CT 06473
                   ------------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (203) 234-6350
                                                          ----------------


           -----------------------------------------------------------
          (Former name or former address, if changes since last report)


ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

     Not applicable.

ITEM  2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Not applicable.

ITEM  3.  BANKRUPTCY OR RECEIVERSHIP.

     Not applicable.

ITEM  4.  CHANGES IN REGISTRANT'S CERTIFIYING ACCOUNTANTS.

     Not applicable.

ITEM  5.  OTHER EVENTS.

     On November 15, 2003, the Registrant entered into an Acquisition Agreement to acquire one hundred percent of PMI Wireless, Inc. a Delaware corporation with its corporate headquarters located in Cordova, Tennessee (hereinafter "PMI").

     Under said Acquisition Agreement the Registrant shall issue to the shareholders of PMI Nine Million Nine Hundred Thirty Eight Thousand Four Hundred Sixty Six (9,938,466) newly issued Rule 144 restricted Common Shares. In addition, the shareholders of PMI shall pay to the Registrant's attorney at closing fifty Thousand ($50,000) US Dollars, all of which will be paid to the US Internal Revenue Service for prior obligations of the Registrant.

     The Acquisition Agreement is subject to approval of the transaction by the directors and shareholders of each of the parties. The parties anticipate closing the transaction on or before November 18, 2003.

     On November 12, 2003, the shareholders of the Registrant approved a 30 to 1 reverse of their existing shares whereby the existing shares have been reduced to 1,857,137 common shares outstanding. In the event the shareholders of the registrant and PMI approve the Acquisition Agreement, a change of control of the Registrant will take place. In additional, in the event the shareholders of the registrant and PMI approve the Acquisition Agreement, Registrant's management will change.

     PMI Wireless, Inc. (www.pmiwireless.com) is an emerging technology leader delivering Customer Premise Equipment (CPE) for Broadband Wireless Access Systems in the ISM, WLL, MMDS and UNII frequency bands. PMI Wireless provides a reduction of build-out costs for Broadband Wireless Access Systems while accelerating the speed of deployment. PMI Wireless is delivering next-generation wireless services that support expanded coverage, seamless global roaming, higher voice quality, high-speed data and a full range of broadband multimedia services, including full motion video, video conferencing, and high-speed Internet access. Additional services will include on-demand medical imaging, real-time road maps, and anytime, anywhere video conferencing.

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

ITEM  6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not Applicable.


ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

          Exhibits:

               Exhibit  No.   Document  Description
               -----------    ---------------------

                   10 Acquisition Agreement between International Wireless, Inc. and PMI Wireless, Inc.
                              dated November 15, 2003


ITEM  8.  CHANGE  IN  FISCAL  YEAR.

     Not applicable.


ITEM  9.  REGULATION FD DISCLOSRE

     Not applicable


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 17, 2003                          International Wireless, Inc.
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                                                   (Registrant)

                                                     /s/  Jerry Gruenbaum
                                                   ----------------------------
                                                     Jerry Gruenbaum
                                                     Acting President